UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on February 15, 2011, CBRE, Inc. (f/k/a CB Richard Ellis, Inc.), a Delaware corporation and wholly-owned subsidiary of the Company, and other affiliates of the Company entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with ING Real Estate Investment Management Holding B.V., a private limited liability company established under the laws of the Netherlands (“ING REIM”), and others, under which the Company agreed to indirectly acquire (x) substantially all of the ING Real Estate Investment Management business of ING Bank N.V., including the business of ING Real Estate Investment Management (Korea) Limited, Phoenix Real Estate Fund GP Limited, ING RECOF II Management Limited, ING RECOF Management Limited, ING Real Estate Management (Japan) K.K., ING Real Estate Investment Management Shanghai Co., Limited, ING REIM (Singapore) Pte. Ltd, ING Real Estate Management (Taiwan) Limited, ING RE AVF Management Limited and Baring Capital Partners Limited (collectively, “ING REIM Asia”), and (y) certain assets held by ING Real Estate Asia Investment B.V. and ING REI Investment (China) B.V., each a private limited liability company established under the law of the Netherlands, in each of three ING REIM managed funds (the “Asia Co-Investment Assets”, and the purchase of ING REIM Asia together with the purchase of the Asia Co-Investment Assets, the “Asia Transaction”). On October 3, 2011, ING REIM, CBRE, Inc. and others entered into a Second Amendment to the PE Share Purchase Agreement (the “Second Amendment”), which permitted the parties to complete the Asia Transaction before and separately from the remaining transactions contemplated by the Share Purchase Agreement. On October 3, 2011, the Company completed the Asia Transaction and acquired ING REIM Asia and the Asia Co-Investment Assets for an aggregate amount of $62,406,125, in cash.

Representations and Warranties

The foregoing descriptions of the Share Purchase Agreement and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to (i) the Share Purchase Agreement, which was filed as Exhibit 1.01 to the Company’s Current Report on Form 8-K filed on February 18, 2011 and is incorporated herein by reference, (ii) the First Amendment to the Share Purchase Agreement, which was filed as Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 and is incorporated herein by reference and (iii) the Second Amendment, which is attached as Exhibit 2.03 to this Current Report on Form 8-K and is incorporated herein by reference. The Share Purchase Agreement has been incorporated by reference to provide investors with information regarding its terms. The Share Purchase Agreement is not intended to provide any other factual information about the Company. The Share Purchase Agreement contains representations and warranties that the parties to the Share Purchase Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Share Purchase Agreement. Accordingly, investors should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, as they were only made as of the date of the Share Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may have changed after the date of the Share Purchase Agreement, which subsequent information may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

2.01	Share Purchase Agreement, dated as of February 15, 2011, by and among Investment Management Holding B.V. and others, CB Richard Ellis Group, Inc. and others (previously filed with the Company’s Current Report on Form 8-K filed on February 18, 2011 and incorporated herein by reference)

2.02	First Amendment to the PE Share Purchase Agreement, dated June 20, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CB Richard Ellis, Inc. and others (previously filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 and incorporated herein by reference)

2.03	Second Amendment to the PE Share Purchase Agreement, dated October 3, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CBRE, Inc. and others

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2011	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.01	Share Purchase Agreement, dated as of February 15, 2011, by and among Investment Management Holding B.V. and others, CB Richard Ellis Group, Inc. and others (previously filed with the Company’s Current Report on Form 8-K filed on February 18, 2011 and incorporated herein by reference)

2.02	First Amendment to the PE Share Purchase Agreement, dated June 20, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CB Richard Ellis, Inc. and others (previously filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 and incorporated herein by reference)

2.03	Second Amendment to the PE Share Purchase Agreement, dated October 3, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CBRE, Inc. and others